UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-02737

Fidelity Summer Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2022

Item 1.

Reports to Stockholders

Fidelity® New Markets Income Fund

Annual Report
December 31, 2022
Includes Fidelity and Fidelity Advisor share classes

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

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Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Class A (incl.4.00% sales charge)	-18.69%	-3.31%	0.44%
Class M (incl.4.00% sales charge)	-18.62%	-3.29%	0.45%
Class C (incl. contingent deferred sales charge)	-16.72%	-3.09%	0.55%
Fidelity® New Markets Income Fund	-15.04%	-2.26%	0.99%
Class I	-15.11%	-2.28%	0.97%
Class Z	-14.96%	-2.20%	1.02%

Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.
The initial offering of Classes A,M,C,I and Z shares took place on December 4, 2018. Returns prior to December 4, 2018, are those of Fidelity New Markets Income Fund.
$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New Markets Income Fund, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the J.P. Morgan Emerging Markets Bond Index Global Diversified and J.P. Morgan Emerging Markets Bond Index Global performed over the same period.

15,000
14,000
13,000
12,000
11,000
10,000
$9,000
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Period Ending Values

$11,030 Fidelity® New Markets Income Fund

$11,431 J.P. Morgan Emerging Markets Bond Index Global

Effective September 1, 2022, the fund's benchmark changed from the J.P. Morgan Emerging Markets Bond Index Global to the J.P. Morgan Emerging Markets Bond Index Global Diversified.

Management's Discussion of Fund Performance
Market Recap:
Emerging-markets debt returned -17.78% in 2022, according to the J.P. Morgan Emerging Markets Bond Index Global Diversified, as a multitude of crosscurrents challenged the global economy and financial markets. Persistently high inflation, exacerbated by energy price shocks from the Russia-Ukraine conflict, spurred the U.S. Federal Reserve to hike interest rates more aggressively than anticipated, as did central banks in other developed and emerging markets. Among other significant developments, the Chinese property market showed signs of weakness and China's zero-COVID policy created challenges for global supply chains and global economic growth. Commodity-importing countries and frontier markets were hit particularly hard by concern about recession. However, the index rallied in the final quarter of the year, as yield spreads tightened and U.S. Treasury yields stabilized amid signs of lower inflationary pressure, and China's lifting of COVID restrictions and policy stimulus raised hopes at the end of a tumultuous 2022. For the full year, investment-grade credit markets, including China (-8%), outpaced non-investment-grade countries in the index. Despite high inflation in Turkey (+3%), central bankers there cut interest rates, as currency reserves increased due to a pickup in foreign investment. Meanwhile, Russia and Belarus, which were removed from the index in March, each returned -100%. Ukraine returned roughly -77%, as the country received the permission of sovereign bondholders to delay debt payments for two years.
Comments from Co-Managers Timothy Gill and Nader Nazmi:
For the year, the fund's share classes (excluding sales charges, if applicable) returned about -14% to -15%, outperforming the -17.78% result of the benchmark, the J.P. Morgan Emerging Markets Bond Index Global Diversified   . Versus the benchmark, security selection more than offset negative market selection this year. The main contributor was Russia, where security selection among certain corporate bonds, which we held in lieu of sovereign and quasi-sovereign bonds, boosted relative performance. Elsewhere, our position in Venezuela, a country that has not been part of the J.P. Morgan index since its removal in late 2019, was another significant relative contributor. Pricing of Venezuelan bonds was volatile in 2022, and our modest investment in these bonds advanced 32%. The fund's cash position of about 4%, on average, the past 12 months significantly boosted our relative result amid the negative market backdrop. Conversely, an overweighting in Ukrainian bonds detracted, but security choices in Ukraine in shorter-maturity bonds offset some of this negative. An underweighting in China hurt because these generally higher-credit-quality bonds outpaced the benchmark. Security selection among Chinese bonds held back relative performance to a much lesser degree.
Note to shareholders:
On September 1, 2022, the fund's benchmark changed to a country-capped version of the J.P. Morgan Emerging Markets Bond Index Global, the J.P. Morgan Emerging Markets Bond Index Global Diversified   .

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
Petroleos Mexicanos	4.9
State of Qatar	3.6
Turkish Republic	3.6
Dominican Republic	3.4
Indonesian Republic	3.0
Sultanate of Oman	2.9
Arab Republic of Egypt	2.8
Colombian Republic	2.8
U.S. Treasury Obligations	2.7
Saudi Arabian Oil Co.	2.5
32.2

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Foreign investments - 91.6%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Nonconvertible Bonds - 34.0%
	Principal Amount (a)	Value ($)
Argentina - 0.5%
YPF SA:
8.5% 3/23/25 (b)	10,999,375	9,987,433
8.75% 4/4/24 (b)	14,063,700	13,288,439
TOTAL ARGENTINA		23,275,872
Azerbaijan - 1.3%
Southern Gas Corridor CJSC 6.875% 3/24/26 (b)	36,439,000	37,231,548
State Oil Co. of Azerbaijan Republic:
4.75% 3/13/23 (Reg. S)	5,000,000	4,968,125
6.95% 3/18/30 (Reg. S)	11,845,000	12,180,362
TOTAL AZERBAIJAN		54,380,035
Bahrain - 1.5%
The Oil and Gas Holding Co.:
7.5% 10/25/27 (b)	28,868,000	29,450,773
7.625% 11/7/24 (b)	35,150,000	35,727,778
TOTAL BAHRAIN		65,178,551
Bailiwick of Jersey - 0.4%
Galaxy Pipeline Assets BidCo Ltd.:
2.16% 3/31/34 (b)	9,796,773	8,315,011
2.625% 3/31/36 (b)	10,620,000	8,511,266
TOTAL BAILIWICK OF JERSEY		16,826,277
Bermuda - 0.5%
Investment Energy Resources Ltd. 6.25% 4/26/29 (b)	6,260,000	5,858,186
Qtel International Finance Ltd. 2.625% 4/8/31 (b)	11,930,000	10,229,975
Tengizchevroil Finance Co. International Ltd. 3.25% 8/15/30 (b)	7,000,000	4,964,750
TOTAL BERMUDA		21,052,911
Brazil - 0.3%
BRF SA 4.875% 1/24/30 (b)	2,590,000	2,184,267
Natura Cosmeticos SA 4.125% 5/3/28 (b)	13,090,000	10,666,714
TOTAL BRAZIL		12,850,981
British Virgin Islands - 1.2%
1MDB Global Investments Ltd. 4.4% 3/9/23	41,100,000	40,157,269
ENN Clean Energy International Investment Ltd. 3.375% 5/12/26 (b)	12,435,000	10,585,294
TOTAL BRITISH VIRGIN ISLANDS		50,742,563
Canada - 0.2%
Gcm Mining Corp. 6.875% 8/9/26 (b)	6,230,000	4,841,167
MEGlobal Canada, Inc. 5% 5/18/25 (b)	3,000,000	2,938,688
TOTAL CANADA		7,779,855
Cayman Islands - 2.6%
Baidu, Inc.:
1.72% 4/9/26	9,665,000	8,534,872
2.375% 10/9/30	7,240,000	5,735,745
DP World Crescent Ltd.:
3.7495% 1/30/30 (b)	8,060,000	7,411,674
3.875% 7/18/29 (Reg. S)	21,172,000	19,753,476
ENN Energy Holdings Ltd. 4.625% 5/17/27 (b)	10,930,000	10,552,915
IHS Holding Ltd. 5.625% 11/29/26 (b)	5,980,000	4,962,653
Lamar Funding Ltd. 3.958% 5/7/25 (b)	6,200,000	5,850,475
Meituan:
2.125% 10/28/25 (b)	13,535,000	11,926,027
3.05% 10/28/30 (b)	10,295,000	7,851,868
NagaCorp Ltd. 7.95% 7/6/24 (Reg. S)	8,460,000	7,607,655
SA Global Sukuk Ltd. 1.602% 6/17/26 (b)	14,175,000	12,627,267
Termocandelaria Power Ltd. 7.875% 1/30/29 (b)	5,965,300	5,453,776
TOTAL CAYMAN ISLANDS		108,268,403
Chile - 0.8%
Corporacion Nacional del Cobre de Chile (Codelco):
3.15% 1/14/30 (b)	7,740,000	6,802,976
3.15% 1/15/51 (b)	8,130,000	5,651,874
3.7% 1/30/50 (b)	14,035,000	10,547,303
VTR Comunicaciones SpA:
4.375% 4/15/29 (b)	4,050,000	2,348,494
5.125% 1/15/28 (b)	16,142,000	9,940,445
TOTAL CHILE		35,291,092
Colombia - 0.2%
Oleoducto Central SA 4% 7/14/27 (b)	8,725,000	7,660,550
Georgia - 0.1%
JSC Georgian Railway 4% 6/17/28 (b)	6,755,000	5,871,784
Guatemala - 0.2%
CT Trust 5.125% 2/3/32 (b)	8,720,000	7,656,160
Hong Kong - 0.1%
Lenovo Group Ltd. 3.421% 11/2/30 (b)	5,500,000	4,327,125
Indonesia - 1.0%
PT Adaro Indonesia 4.25% 10/31/24 (b)	12,520,000	11,990,248
PT Freeport Indonesia:
4.763% 4/14/27 (b)	4,870,000	4,669,648
5.315% 4/14/32 (b)	8,260,000	7,579,459
6.2% 4/14/52 (b)	5,635,000	4,888,982
PT Indonesia Asahan Aluminium Tbk 5.45% 5/15/30 (b)	13,335,000	12,720,757
TOTAL INDONESIA		41,849,094
Ireland - 0.3%
C&W Senior Financing Designated Activity Co. 6.875% 9/15/27 (b)	5,000,000	4,630,625
LCPR Senior Secured Financing DAC 5.125% 7/15/29 (b)	9,500,000	7,869,878
TOTAL IRELAND		12,500,503
Israel - 0.9%
Energean Israel Finance Ltd. 4.875% 3/30/26 (Reg. S) (b)	15,080,000	13,917,332
Leviathan Bond Ltd.:
5.75% 6/30/23 (Reg. S) (b)	6,755,000	6,726,737
6.125% 6/30/25 (Reg. S) (b)	16,920,000	16,539,300
6.5% 6/30/27 (Reg. S) (b)	2,365,000	2,288,374
TOTAL ISRAEL		39,471,743
Kazakhstan - 0.3%
KazMunaiGaz National Co.:
3.5% 4/14/33 (b)	10,395,000	7,652,019
5.75% 4/19/47 (b)	5,240,000	3,999,758
TOTAL KAZAKHSTAN		11,651,777
Luxembourg - 1.3%
Adecoagro SA 6% 9/21/27 (b)	6,168,000	5,795,222
B2W Digital Lux SARL 4.375% 12/20/30 (b)	15,775,000	9,965,856
EIG Pearl Holdings SARL 3.545% 8/31/36 (b)	17,815,000	14,940,104
MC Brazil Downstream Trading SARL 7.25% 6/30/31 (b)	13,410,000	11,004,581
Millicom International Cellular SA 4.5% 4/27/31 (b)	8,640,000	7,253,820
VM Holding SA 6.5% 1/18/28 (b)	4,920,000	4,761,023
TOTAL LUXEMBOURG		53,720,606
Malaysia - 0.9%
GENM Capital Labuan Ltd. 3.882% 4/19/31 (b)	15,305,000	11,555,275
MISC Capital Two (Labuan) Ltd.:
3.625% 4/6/25 (b)	3,770,000	3,584,563
3.75% 4/6/27 (b)	12,315,000	11,220,504
Petronas Capital Ltd.:
3.404% 4/28/61 (b)	5,500,000	3,757,325
3.5% 4/21/30 (b)	8,990,000	8,198,341
TOTAL MALAYSIA		38,316,008
Mauritius - 0.5%
AXIAN Telecom 7.375% 2/16/27 (b)	5,500,000	4,767,125
CA Magnum Holdings 5.375% (b)(c)	8,295,000	7,508,053
HTA Group Ltd. 7% 12/18/25 (b)	5,270,000	4,837,860
MTN (Mauritius) Investments Ltd. 4.755% 11/11/24 (b)	4,995,000	4,838,282
TOTAL MAURITIUS		21,951,320
Mexico - 5.7%
Axtel S.A.B. de CV 6.375% 11/14/24 (b)	710,000	579,005
CEMEX S.A.B. de CV 5.45% 11/19/29 (b)	5,805,000	5,552,120
Comision Federal de Electricid:
3.348% 2/9/31 (b)	2,970,000	2,313,444
4.688% 5/15/29 (b)	12,425,000	10,932,447
Petroleos Mexicanos:
4.625% 9/21/23	3,250,000	3,185,488
4.875% 1/18/24	35,888,000	35,134,352
6.5% 3/13/27	9,810,000	8,914,838
6.5% 6/2/41	11,163,000	7,222,461
6.625% 6/15/35	65,174,000	47,036,076
6.7% 2/16/32	18,989,000	14,882,629
6.875% 10/16/25	11,570,000	11,253,994
6.875% 8/4/26	2,780,000	2,642,390
6.95% 1/28/60	35,910,000	22,722,053
7.69% 1/23/50	80,500,000	55,645,625
TV Azteca SA de CV 8.25% 8/9/24 (Reg. S) (d)	27,098,000	12,431,208
TOTAL MEXICO		240,448,130
Mongolia - 0.0%
Development Bank of Mongolia 7.25% 10/23/23 (b)	2,475,000	2,200,120
Morocco - 0.4%
OCP SA:
3.75% 6/23/31 (b)	14,540,000	12,116,364
5.125% 6/23/51 (b)	4,000,000	3,009,500
TOTAL MOROCCO		15,125,864
Multi-National - 0.3%
GEMS MENASA Cayman Ltd. 7.125% 7/31/26 (b)	6,960,000	6,652,455
JBS U.S.A. Lux SA / JBS Food Co. 2.5% 1/15/27 (b)	5,950,000	5,204,584
TOTAL MULTI-NATIONAL		11,857,039
Netherlands - 1.0%
Embraer Netherlands Finance BV 5.05% 6/15/25	5,500,000	5,336,031
Equate Petrochemical BV 4.25% 11/3/26 (b)	5,000,000	4,771,250
Nostrum Oil & Gas Finance BV 8% 12/31/49 (b)(d)	42,004,000	10,920,620
Prosus NV:
3.061% 7/13/31 (b)	6,215,000	4,816,376
3.832% 2/8/51 (b)	7,355,000	4,497,123
4.193% 1/19/32 (b)	14,100,000	11,683,613
VimpelCom Holdings BV 7.25% 4/26/23 (b)	2,410,000	2,108,750
TOTAL NETHERLANDS		44,133,763
Nigeria - 0.1%
Access Bank PLC 6.125% 9/21/26 (b)	5,825,000	4,479,061
Panama - 0.6%
Aeropuerto Internacional de Tocumen SA:
4% 8/11/41 (b)	11,735,000	9,661,572
5.125% 8/11/61 (b)	5,020,000	4,107,929
Cable Onda SA 4.5% 1/30/30 (b)	11,160,000	9,939,375
TOTAL PANAMA		23,708,876
Paraguay - 0.1%
Telefonica Celular del Paraguay SA 5.875% 4/15/27 (b)	4,000,000	3,858,250
Peru - 0.1%
Camposol SA 6% 2/3/27 (b)	4,435,000	2,649,358
Qatar - 1.4%
Qatar Petroleum:
1.375% 9/12/26 (b)	12,840,000	11,379,938
2.25% 7/12/31 (b)	26,625,000	21,970,617
3.3% 7/12/51 (b)	36,535,000	26,745,903
TOTAL QATAR		60,096,458
Saudi Arabia - 2.5%
Saudi Arabian Oil Co.:
1.625% 11/24/25 (b)	16,675,000	15,146,111
3.5% 4/16/29 (b)	74,226,000	67,768,338
4.25% 4/16/39 (b)	14,375,000	12,760,508
4.375% 4/16/49 (b)	11,864,000	10,049,550
TOTAL SAUDI ARABIA		105,724,507
Singapore - 0.3%
Medco Laurel Tree PTE Ltd. 6.95% 11/12/28 (b)	15,125,000	13,379,008
South Africa - 1.2%
Eskom Holdings SOC Ltd.:
6.35% 8/10/28 (b)	13,265,000	12,236,963
6.75% 8/6/23 (b)	10,218,000	9,804,810
7.125% 2/11/25 (b)	22,975,000	20,846,941
8.45% 8/10/28 (b)	8,165,000	7,164,788
TOTAL SOUTH AFRICA		50,053,502
Spain - 0.2%
EnfraGen Energia Sur SA 5.375% 12/30/30 (b)	10,455,000	7,291,474
United Arab Emirates - 0.4%
Abu Dhabi National Energy Co. PJSC:
4% 10/3/49 (b)	4,435,000	3,823,247
4.875% 4/23/30 (b)	1,990,000	2,045,098
MDGH GMTN RSC Ltd.:
2.875% 11/7/29 (b)	5,705,000	5,130,221
3.375% 3/28/32 (Reg. S)	2,140,000	1,933,758
5.5% 4/28/33 (b)	5,925,000	6,251,986
TOTAL UNITED ARAB EMIRATES		19,184,310
United Kingdom - 1.4%
Antofagasta PLC:
2.375% 10/14/30 (b)	15,695,000	12,524,610
5.625% 5/13/32 (b)	5,445,000	5,349,713
Endeavour Mining PLC 5% 10/14/26 (b)	6,000,000	5,046,750
Liquid Telecommunications Financing PLC 5.5% 9/4/26 (b)	9,060,000	6,488,093
NAK Naftogaz Ukraine:
7.375% 7/19/24 (Reg. S) (d)	12,720,000	2,416,800
7.625% 11/8/26 (b)	7,055,000	1,128,800
Oschadbank Via SSB #1 PLC 9.375% 3/10/23 (b)	1,201,700	844,044
The Bidvest Group UK PLC 3.625% 9/23/26 (b)	6,255,000	5,601,353
Tullow Oil PLC 10.25% 5/15/26 (b)	23,935,000	19,028,325
TOTAL UNITED KINGDOM		58,428,488
United States of America - 2.3%
Azul Investments LLP:
5.875% 10/26/24 (b)	22,223,000	17,789,512
7.25% 6/15/26 (b)	6,345,000	3,887,502
DAE Funding LLC 1.55% 8/1/24 (b)	6,275,000	5,846,731
Kosmos Energy Ltd. 7.125% 4/4/26 (b)	38,909,000	33,031,309
NBM U.S. Holdings, Inc. 6.625% 8/6/29 (b)	7,195,000	6,942,276
Sasol Financing U.S.A. LLC:
4.375% 9/18/26	16,375,000	14,469,359
5.875% 3/27/24	7,025,000	6,849,375
Stillwater Mining Co. 4% 11/16/26 (b)	8,215,000	7,220,472
TOTAL UNITED STATES OF AMERICA		96,036,536
Uzbekistan - 0.1%
Uzbekneftegaz JSC 4.75% 11/16/28 (b)	4,640,000	3,723,600
Venezuela - 0.8%
Petroleos de Venezuela SA:
5.375% 4/12/27 (d)	152,515,000	6,863,175
5.5% 4/12/37 (d)	184,250,000	8,297,830
6% 5/16/24 (b)(d)	105,540,000	5,013,150
6% 11/15/26 (Reg. S) (d)	89,700,000	4,036,500
8.5% 12/31/99 (Reg. S) (d)	20,540,000	3,902,600
9% 12/31/49 (Reg. S) (d)	48,700,000	2,069,750
9.75% 5/17/35 (b)(d)	71,700,000	3,405,750
12.75% 12/31/49 (b)(d)	53,000,000	2,385,439
TOTAL VENEZUELA		35,974,194
TOTAL NONCONVERTIBLE BONDS (Cost $1,960,470,428)		1,438,975,748

Government Obligations - 61.2%
		Principal Amount (a)	Value ($)
Angola - 1.8%
Angola Republic:
8% 11/26/29 (b)		17,800,000	15,664,000
8.25% 5/9/28 (b)		18,775,000	16,991,375
8.75% 4/14/32 (b)		9,205,000	7,962,325
9.125% 11/26/49 (b)		7,695,000	5,993,924
9.375% 5/8/48 (b)		13,330,000	10,499,874
9.5% 11/12/25 (b)		18,525,000	19,080,750
TOTAL ANGOLA			76,192,248
Argentina - 1.7%
Argentine Republic:
0.5% 7/9/30 (e)		78,813,473	21,319,044
1% 7/9/29		30,551,997	8,096,279
1.5% 7/9/35 (e)		65,085,665	16,401,588
3.875% 1/9/38 (e)		53,139,088	16,732,170
Buenos Aires Province 5.25% 9/1/37 (b)(e)		13,320,000	4,595,400
Provincia de Cordoba 6.875% 12/10/25 (b)		5,865,241	4,692,193
TOTAL ARGENTINA			71,836,674
Armenia - 0.1%
Republic of Armenia 3.6% 2/2/31 (b)		6,510,000	5,170,568
Azerbaijan - 0.2%
Azerbaijan Republic 3.5% 9/1/32 (b)		8,235,000	6,834,021
Bahrain - 0.2%
Bahrain Kingdom 5.625% 5/18/34 (b)		11,770,000	10,131,763
Barbados - 0.3%
Barbados Government 6.5% 10/1/29 (b)		11,985,000	11,039,683
Benin - 0.2%
Republic of Benin 4.875% 1/19/32 (b)	EUR	11,755,000	9,689,018
Bermuda - 0.5%
Bermuda Government:
2.375% 8/20/30 (b)		5,325,000	4,472,334
3.375% 8/20/50 (b)		5,015,000	3,520,843
3.717% 1/25/27 (b)		7,900,000	7,565,731
5% 7/15/32 (b)		3,830,000	3,799,599
TOTAL BERMUDA			19,358,507
Brazil - 1.9%
Brazilian Federative Republic:
3.875% 6/12/30		15,660,000	13,553,730
5% 1/27/45		14,450,000	10,691,194
5.625% 1/7/41		9,434,000	7,955,810
5.625% 2/21/47		8,822,000	6,976,548
7.125% 1/20/37		8,510,000	8,833,380
8.25% 1/20/34		11,336,000	12,687,818
12.25% 3/6/30		13,881,000	18,846,060
TOTAL BRAZIL			79,544,540
Cameroon - 0.3%
Cameroon Republic 5.95% 7/7/32 (b)	EUR	14,070,000	11,096,362
Chile - 1.1%
Chilean Republic:
2.45% 1/31/31		31,325,000	25,937,100
2.75% 1/31/27		6,865,000	6,297,779
3.5% 1/31/34		7,100,000	6,038,550
4% 1/31/52		3,960,000	3,048,705
4.34% 3/7/42		5,555,000	4,679,393
TOTAL CHILE			46,001,527
Colombia - 2.8%
Colombian Republic:
3% 1/30/30		36,130,000	27,603,320
3.125% 4/15/31		19,000,000	14,081,375
3.875% 2/15/61		6,730,000	3,751,134
4.125% 5/15/51		6,805,000	4,080,023
4.5% 3/15/29		8,305,000	7,159,429
5% 6/15/45		34,965,000	23,990,361
5.2% 5/15/49		16,120,000	11,009,960
6.125% 1/18/41		6,410,000	5,099,155
7.375% 9/18/37		3,680,000	3,450,690
8% 4/20/33		16,815,000	16,781,370
TOTAL COLOMBIA			117,006,817
Costa Rica - 0.5%
Costa Rican Republic:
5.625% 4/30/43 (b)		13,473,000	10,945,128
6.125% 2/19/31 (b)		7,000,000	6,773,813
7% 4/4/44 (b)		4,575,000	4,294,209
TOTAL COSTA RICA			22,013,150
Dominican Republic - 3.4%
Dominican Republic:
4.5% 1/30/30 (b)		29,255,000	24,817,382
4.875% 9/23/32 (b)		10,930,000	9,036,378
5.3% 1/21/41 (b)		6,000,000	4,617,375
5.875% 1/30/60 (b)		18,130,000	13,249,631
5.95% 1/25/27 (b)		24,724,000	24,125,988
6% 7/19/28 (b)		18,101,000	17,352,071
6.4% 6/5/49 (b)		6,013,000	4,841,592
6.5% 2/15/48 (b)		17,655,000	14,502,479
6.85% 1/27/45 (b)		16,129,000	13,939,488
7.45% 4/30/44 (b)		20,824,000	19,331,180
TOTAL DOMINICAN REPUBLIC			145,813,564
Ecuador - 1.3%
Ecuador Republic:
2.5% 7/31/35 (b)(e)		48,400,000	22,136,950
5.5% 7/31/30 (b)(e)		52,330,000	33,288,421
TOTAL ECUADOR			55,425,371
Egypt - 2.8%
Arab Republic of Egypt:
5.8% 9/30/27 (b)		6,390,000	5,271,750
7.0529% 1/15/32 (b)		4,740,000	3,447,758
7.5% 1/31/27 (b)		33,344,000	29,842,880
7.5% 2/16/61 (b)		13,095,000	7,987,950
7.6003% 3/1/29 (b)		34,319,000	27,969,985
7.903% 2/21/48 (b)		11,740,000	7,308,150
8.5% 1/31/47 (b)		34,441,000	22,731,060
8.7002% 3/1/49 (b)		22,940,000	15,083,050
TOTAL EGYPT			119,642,583
El Salvador - 0.2%
El Salvador Republic:
6.375% 1/18/27 (b)		2,515,000	1,088,995
7.1246% 1/20/50 (b)		8,578,000	3,258,568
7.625% 2/1/41 (b)		11,695,000	4,479,185
TOTAL EL SALVADOR			8,826,748
Gabon - 0.4%
Gabonese Republic:
6.95% 6/16/25 (b)		9,000,000	8,460,000
7% 11/24/31 (b)		13,095,000	10,715,802
TOTAL GABON			19,175,802
Georgia - 0.3%
Georgia Republic 2.75% 4/22/26 (b)		15,425,000	13,890,213
Ghana - 0.6%
Ghana Republic:
7.75% 4/7/29 (b)		12,265,000	4,446,063
8.125% 1/18/26 (b)		6,566,924	2,577,518
8.125% 3/26/32 (b)		17,605,000	6,227,769
8.627% 6/16/49 (b)		12,885,000	4,413,113
10.75% 10/14/30 (b)		11,025,000	7,717,500
TOTAL GHANA			25,381,963
Guatemala - 0.6%
Guatemalan Republic:
3.7% 10/7/33 (b)		2,500,000	2,052,813
4.9% 6/1/30 (b)		2,500,000	2,358,281
5.25% 8/10/29 (b)		9,000,000	8,633,250
5.375% 4/24/32 (b)		5,270,000	5,135,944
6.125% 6/1/50 (b)		5,650,000	5,296,169
TOTAL GUATEMALA			23,476,457
Hungary - 0.6%
Hungarian Republic:
2.125% 9/22/31 (b)		11,240,000	8,259,995
3.125% 9/21/51 (b)		7,415,000	4,420,267
5.25% 6/16/29 (b)		6,100,000	5,799,956
5.5% 6/16/34 (b)		6,365,000	5,928,600
TOTAL HUNGARY			24,408,818
Indonesia - 3.0%
Indonesian Republic:
3.85% 10/15/30		14,805,000	13,882,463
4.1% 4/24/28		17,280,000	16,910,640
5.125% 1/15/45 (b)		20,042,000	19,317,682
5.95% 1/8/46 (b)		6,230,000	6,497,890
6.625% 2/17/37 (b)		15,086,000	17,048,839
6.75% 1/15/44 (b)		6,465,000	7,249,592
7.75% 1/17/38 (b)		17,722,000	21,219,880
8.5% 10/12/35 (b)		19,301,000	24,353,037
TOTAL INDONESIA			126,480,023
Iraq - 0.1%
Republic of Iraq 5.8% 1/15/28 (Reg. S)		6,608,250	6,070,504
Ivory Coast - 0.8%
Ivory Coast:
5.875% 10/17/31 (b)	EUR	10,110,000	9,045,371
6.125% 6/15/33 (b)		8,860,000	7,885,400
6.375% 3/3/28 (b)		18,040,000	17,453,700
TOTAL IVORY COAST			34,384,471
Jamaica - 0.3%
Jamaican Government:
6.75% 4/28/28		4,255,000	4,491,153
7.875% 7/28/45		7,490,000	8,394,886
TOTAL JAMAICA			12,886,039
Jordan - 0.7%
Jordanian Kingdom:
4.95% 7/7/25 (b)		15,855,000	15,129,634
5.85% 7/7/30 (b)		3,945,000	3,506,858
6.125% 1/29/26 (b)		4,385,000	4,315,936
7.75% 1/15/28 (b)		6,645,000	6,696,083
TOTAL JORDAN			29,648,511
Kenya - 1.0%
Republic of Kenya:
6.3% 1/23/34 (b)		13,130,000	10,142,925
6.875% 6/24/24 (b)		18,000,000	16,627,500
7% 5/22/27 (b)		18,115,000	16,235,569
TOTAL KENYA			43,005,994
Lebanon - 0.1%
Lebanese Republic:
5.8% 12/31/49 (d)		8,540,000	489,171
6% 12/31/49 (d)		5,256,000	298,278
6.1% 12/31/49 (d)		22,896,000	1,311,483
6.2% 2/26/25 (Reg. S) (d)		5,669,000	321,716
6.375% 12/31/49 (d)		35,061,000	2,038,447
6.65% 11/3/28(Reg. S) (d)		3,000,000	170,250
6.75% 11/29/27 (Reg. S) (d)		3,000,000	170,250
TOTAL LEBANON			4,799,595
Mexico - 2.1%
United Mexican States:
3.25% 4/16/30		19,910,000	17,306,768
3.75% 1/11/28		18,765,000	17,676,630
4.5% 4/22/29		10,460,000	9,989,300
4.75% 4/27/32		5,375,000	5,026,633
5.75% 10/12/2110		10,595,000	8,911,719
6.05% 1/11/40		30,348,000	29,452,734
TOTAL MEXICO			88,363,784
Mongolia - 0.2%
Mongolia Government:
3.5% 7/7/27 (b)		6,000,000	4,770,660
5.125% 4/7/26 (b)		4,015,000	3,453,342
TOTAL MONGOLIA			8,224,002
Morocco - 0.5%
Moroccan Kingdom:
2.375% 12/15/27 (b)		14,200,000	12,298,975
4% 12/15/50 (b)		3,385,000	2,297,146
5.5% 12/11/42 (b)		5,750,000	4,897,563
TOTAL MOROCCO			19,493,684
Nigeria - 1.9%
Republic of Nigeria:
6.125% 9/28/28 (b)		13,115,000	10,098,550
6.5% 11/28/27 (b)		20,043,000	16,109,561
7.143% 2/23/30 (b)		6,415,000	4,899,456
7.625% 11/21/25 (b)		30,927,000	28,336,864
7.625% 11/28/47 (b)		18,415,000	11,808,619
7.696% 2/23/38 (b)		3,500,000	2,366,438
7.875% 2/16/32 (b)		9,000,000	6,750,000
TOTAL NIGERIA			80,369,488
Oman - 2.9%
Sultanate of Oman:
4.75% 6/15/26 (b)		4,238,000	4,078,545
5.375% 3/8/27 (b)		18,189,000	17,737,685
5.625% 1/17/28 (b)		21,625,000	21,277,648
6% 8/1/29 (b)		11,510,000	11,490,577
6.25% 1/25/31 (b)		6,340,000	6,355,058
6.5% 3/8/47 (b)		27,725,000	25,160,438
6.75% 10/28/27 (b)		6,520,000	6,735,160
6.75% 1/17/48 (b)		30,140,000	28,054,689
TOTAL OMAN			120,889,800
Pakistan - 0.5%
Islamic Republic of Pakistan:
6% 4/8/26 (b)		24,660,000	9,866,713
6.875% 12/5/27 (b)		5,510,000	2,121,956
7.375% 4/8/31 (b)		775,000	273,273
8.25% 4/15/24 (b)		14,680,000	7,782,015
TOTAL PAKISTAN			20,043,957
Panama - 2.0%
Panamanian Republic:
2.252% 9/29/32		22,155,000	16,405,778
3.16% 1/23/30		14,515,000	12,462,942
3.298% 1/19/33		21,210,000	17,164,193
3.87% 7/23/60		17,120,000	11,029,560
4.3% 4/29/53		7,000,000	5,093,813
4.5% 5/15/47		8,025,000	6,153,169
4.5% 4/16/50		10,760,000	8,115,730
6.4% 2/14/35		9,790,000	9,929,508
TOTAL PANAMA			86,354,693
Paraguay - 0.8%
Republic of Paraguay:
2.739% 1/29/33 (b)		5,873,000	4,688,489
4.95% 4/28/31 (b)		21,130,000	20,394,412
5.4% 3/30/50 (b)		9,115,000	7,826,367
5.6% 3/13/48 (b)		2,315,000	2,013,037
TOTAL PARAGUAY			34,922,305
Peru - 1.5%
Peruvian Republic:
2.783% 1/23/31		29,735,000	24,583,411
3% 1/15/34		21,165,000	16,664,792
3.3% 3/11/41		33,390,000	24,328,789
TOTAL PERU			65,576,992
Philippines - 0.6%
Philippine Republic:
2.65% 12/10/45		7,890,000	5,287,168
2.95% 5/5/45		3,200,000	2,296,352
5.609% 4/13/33		6,190,000	6,531,131
5.95% 10/13/47		9,890,000	10,632,838
TOTAL PHILIPPINES			24,747,489
Qatar - 3.6%
State of Qatar:
3.75% 4/16/30 (b)		47,140,000	45,484,208
4% 3/14/29 (b)		24,755,000	24,272,278
4.4% 4/16/50 (b)		19,070,000	17,357,276
4.5% 4/23/28 (b)		10,970,000	11,038,892
4.817% 3/14/49 (b)		38,811,000	37,544,791
5.103% 4/23/48 (b)		11,510,000	11,508,561
9.75% 6/15/30 (b)		3,827,000	5,094,215
TOTAL QATAR			152,300,221
Romania - 1.2%
Romanian Republic:
3% 2/27/27 (b)		10,504,000	9,275,032
3% 2/14/31 (b)		34,824,000	27,288,957
3.375% 1/28/50 (Reg. S)	EUR	5,550,000	3,406,048
3.625% 3/27/32 (b)		10,504,000	8,329,672
4% 2/14/51 (b)		3,535,000	2,321,611
TOTAL ROMANIA			50,621,320
Russia - 0.2%
Ministry of Finance of the Russian Federation:
4.375% 3/21/29(Reg. S) (d)(f)		12,600,000	3,276,000
5.1% 3/28/35(Reg. S) (d)(f)		12,200,000	3,538,000
TOTAL RUSSIA			6,814,000
Rwanda - 0.2%
Rwanda Republic 5.5% 8/9/31 (b)		12,780,000	9,667,271
Saudi Arabia - 1.4%
Kingdom of Saudi Arabia:
2.25% 2/2/33 (b)		18,170,000	14,675,682
3.625% 3/4/28 (b)		9,976,000	9,514,111
3.75% 1/21/55 (b)		19,480,000	15,258,928
4.5% 10/26/46 (b)		14,169,000	12,489,088
4.5% 4/22/60 (b)		10,670,000	9,424,944
TOTAL SAUDI ARABIA			61,362,753
Senegal - 0.3%
Republic of Senegal:
6.25% 5/23/33 (b)		9,965,000	8,182,511
6.75% 3/13/48 (b)		5,110,000	3,589,136
TOTAL SENEGAL			11,771,647
Serbia - 0.2%
Republic of Serbia 2.125% 12/1/30 (b)		11,740,000	8,392,633
South Africa - 1.0%
South African Republic:
4.85% 9/30/29		8,535,000	7,573,746
5% 10/12/46		3,190,000	2,222,633
5.65% 9/27/47		22,135,000	16,269,225
5.75% 9/30/49		22,085,000	16,177,263
TOTAL SOUTH AFRICA			42,242,867
Sri Lanka - 0.5%
Democratic Socialist Republic of Sri Lanka:
6.2% 5/11/27 (b)(d)		14,360,000	4,144,655
6.825% 7/18/26 (b)(d)		11,470,000	3,572,980
6.85% 11/3/25 (b)(d)		9,145,000	2,745,215
7.55% 3/28/30 (b)(d)		8,530,000	2,483,296
7.85% 3/14/29 (b)(d)		26,015,000	7,492,320
TOTAL SRI LANKA			20,438,466
Tunisia - 0.1%
Tunisia Republic of 5.75% 1/30/25 (b)		4,685,000	3,177,894
Turkey - 3.6%
Turkish Republic:
4.25% 3/13/25		12,305,000	11,505,175
4.75% 1/26/26		15,150,000	13,786,500
4.875% 4/16/43		21,540,000	13,964,651
5.125% 2/17/28		14,310,000	12,342,375
5.6% 11/14/24		12,070,000	11,738,075
5.75% 3/22/24		11,335,000	11,195,438
5.75% 5/11/47		16,250,000	11,022,578
6% 3/25/27		10,000,000	9,137,500
6% 1/14/41		22,183,000	16,027,218
6.125% 10/24/28		8,780,000	7,815,846
6.35% 8/10/24		6,500,000	6,407,781
6.375% 10/14/25		17,175,000	16,488,000
7.375% 2/5/25		10,509,000	10,535,273
TOTAL TURKEY			151,966,410
Ukraine - 0.9%
Ukraine Government:
0% 8/1/41 (b)(g)		8,905,000	2,536,812
6.876% 5/21/31 (b)		7,670,000	1,451,548
7.253% 3/15/35 (b)		15,850,000	2,955,034
7.375% 9/25/34 (b)		11,640,000	2,155,583
7.75% 9/1/24 (b)		29,964,000	7,281,252
7.75% 9/1/25 (b)		43,671,000	9,793,222
7.75% 9/1/26 (b)		35,377,000	7,435,803
7.75% 9/1/27 (b)		7,275,000	1,508,653
7.75% 9/1/28 (b)		7,360,000	1,571,360
7.75% 9/1/29 (b)		10,846,000	2,303,419
9.75% 11/1/30 (b)		3,105,000	667,187
TOTAL UKRAINE			39,659,873
United Arab Emirates - 2.0%
Emirate of Abu Dhabi:
1.7% 3/2/31 (b)		7,910,000	6,509,930
3.125% 9/30/49 (b)		42,178,000	31,048,280
3.875% 4/16/50 (b)		34,465,000	29,043,225
Emirate of Dubai 3.9% 9/9/50 (Reg. S)		15,155,000	10,767,628
United Arab Emirates 4.05% 7/7/32 (b)		5,420,000	5,331,248
TOTAL UNITED ARAB EMIRATES			82,700,311
United States of America - 2.7%
U.S. Treasury Bonds 2.875% 5/15/52		141,960,000	114,255,543
Uruguay - 0.6%
Uruguay Republic 5.1% 6/18/50		24,210,000	23,871,060
Uzbekistan - 0.7%
Republic of Uzbekistan:
3.7% 11/25/30 (b)		7,400,000	6,145,700
3.9% 10/19/31 (b)		18,255,000	14,898,362
4.75% 2/20/24 (b)		6,095,000	5,939,958
5.375% 2/20/29 (b)		4,250,000	3,929,391
TOTAL UZBEKISTAN			30,913,411
Venezuela - 1.1%
Venezuelan Republic:
6% 12/31/49 (d)		17,250,000	1,078,125
7% 3/31/38 (d)		18,925,000	1,561,313
7.65% 4/21/25 (d)		34,825,000	2,786,000
7.75% 12/31/49 (Reg. S) (d)		29,380,000	2,130,050
8.25% 10/13/24 (d)		30,860,000	2,468,800
9% 5/7/23 (Reg. S) (d)		43,195,000	3,455,600
9.25% 9/15/27 (d)		62,675,000	5,484,063
9.25% 5/7/28 (Reg. S) (d)		70,265,000	5,796,863
9.375% 1/13/34 (d)		46,005,000	3,795,413
11.75% 10/21/26 (Reg. S) (d)		65,000,000	5,525,000
11.95% 8/5/31 (Reg. S) (d)		87,250,000	7,634,375
12.75% 12/31/49 (d)		42,425,000	3,287,938
TOTAL VENEZUELA			45,003,540
Zambia - 0.1%
Republic of Zambia:
8.5% 4/14/24 (b)		2,190,000	985,500
8.97% 7/30/27 (b)		10,325,000	4,543,000
TOTAL ZAMBIA			5,528,500
TOTAL GOVERNMENT OBLIGATIONS (Cost $3,361,527,006)			2,588,905,448

Preferred Securities - 1.4%
	Principal Amount (a)	Value ($)
Cayman Islands - 1.0%
Banco Mercantil del Norte SA 6.75% (b)(c)(g)	13,000,000	12,673,375
Cosan Overseas Ltd. 8.25% (c)	14,470,000	14,562,392
DP World Salaam 6% (Reg. S) (c)(g)	13,905,000	14,148,338
TOTAL CAYMAN ISLANDS		41,384,105
Ireland - 0.0%
Tinkoff Credit Systems 6% (b)(c)(g)	6,660,000	2,573,258
Mexico - 0.4%
CEMEX S.A.B. de CV 5.125% (b)(c)(g)	16,320,000	15,361,707
TOTAL PREFERRED SECURITIES (Cost $65,600,889)		59,319,070

Money Market Funds - 1.9%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (h) (Cost $81,116,512)	81,128,674	81,144,900

TOTAL INVESTMENT IN SECURITIES - 98.5% (Cost $5,468,714,835)	4,168,345,166
NET OTHER ASSETS (LIABILITIES) - 1.5%	63,904,700
NET ASSETS - 100.0%	4,232,249,866

Currency Abbreviations
EUR	-	European Monetary Unit

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,659,284,480 or 62.8% of net assets.

(c)	Security is perpetual in nature with no stated maturity date.
(d)	Non-income producing - Security is in default.
(e)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f)	Level 3 security
(g)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	384,422,886	3,271,592,732	3,574,870,719	2,550,946	-	1	81,144,900	0.2%
Total	384,422,886	3,271,592,732	3,574,870,719	2,550,946	-	1	81,144,900

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Corporate Bonds	1,438,975,748	-	1,438,975,748	-

Government Obligations	2,588,905,448	-	2,582,091,448	6,814,000

Preferred Securities	59,319,070	-	59,319,070	-

Money Market Funds	81,144,900	81,144,900	-	-
Total Investments in Securities:	4,168,345,166	81,144,900	4,080,386,266	6,814,000

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$-
Net Realized Gain (Loss) on Investment Securities	(11,365,490)
Net Unrealized Gain (Loss) on Investment Securities	(21,667,500)
Cost of Purchases	-
Proceeds of Sales	(9,563,250)
Amortization/Accretion	(54,140)
Transfers into Level 3	49,464,380
Transfers out of Level 3	-
Ending Balance	$6,814,000
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2022	$(21,667,500)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value - See accompanying schedule:	$
Unaffiliated issuers (cost $5,387,598,323)		4,087,200,266
Fidelity Central Funds (cost $81,116,512)		81,144,900

Total Investment in Securities (cost $5,468,714,835)			$4,168,345,166
Cash			626,602
Foreign currency held at value (cost $988)			626
Receivable for investments sold			250,000
Receivable for fund shares sold			2,400,449
Interest receivable			81,636,557
Distributions receivable from Fidelity Central Funds			382,431
Prepaid expenses			5,076
Total assets			4,253,646,907
Liabilities
Payable for investments purchased		$4,709,349
Payable for fund shares redeemed		11,431,017
Distributions payable		2,333,804
Accrued management fee		2,329,165
Distribution and service plan fees payable		33,701
Other affiliated payables		469,711
Other payables and accrued expenses		90,294
Total Liabilities			21,397,041
Net Assets			$4,232,249,866
Net Assets consist of:
Paid in capital			$6,477,405,307
Total accumulated earnings (loss)			(2,245,155,441)
Net Assets			$4,232,249,866

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($78,302,070 ÷ 6,803,185 shares) (a)			$11.51
Maximum offering price per share (100/96.00 of $11.51)			$11.99
Class M :
Net Asset Value and redemption price per share ($25,746,827 ÷ 2,235,639 shares) (a)			$11.52
Maximum offering price per share (100/96.00 of $11.52)			$12.00
Class C :
Net Asset Value and offering price per share ($12,908,073 ÷ 1,121,353 shares) (a)			$11.51
Fidelity New Markets Income Fund :
Net Asset Value , offering price and redemption price per share ($1,613,198,359 ÷ 140,111,079 shares)			$11.51
Class I :
Net Asset Value , offering price and redemption price per share ($769,764,726 ÷ 66,860,720 shares)			$11.51
Class Z :
Net Asset Value , offering price and redemption price per share ($1,732,329,811 ÷ 150,468,788 shares)			$11.51
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends		$5,362,848
Interest		284,181,851
Income from Fidelity Central Funds		2,550,946
Income before foreign taxes withheld		292,095,645
Less foreign taxes withheld		(349,440)
Total Income		291,746,205
Expenses
Management fee	$30,266,654
Transfer agent fees	5,045,459
Distribution and service plan fees	471,207
Accounting fees and expenses	1,158,548
Custodian fees and expenses	21,223
Independent trustees' fees and expenses	16,521
Registration fees	129,250
Audit	101,980
Legal	75,960
Miscellaneous	23,077
Total expenses before reductions	37,309,879
Expense reductions	(90,077)
Total expenses after reductions		37,219,802
Net Investment income (loss)		254,526,403
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(418,419,382)
Foreign currency transactions	(248,859)
Total net realized gain (loss)		(418,668,241)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(696,400,393)
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	92,945
Total change in net unrealized appreciation (depreciation)		(696,307,447)
Net gain (loss)		(1,114,975,688)
Net increase (decrease) in net assets resulting from operations		$(860,449,285)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$254,526,403	$260,200,730
Net realized gain (loss)	(418,668,241)	22,526,700
Change in net unrealized appreciation (depreciation)	(696,307,447)	(402,911,391)
Net increase (decrease) in net assets resulting from operations	(860,449,285)	(120,183,961)
Distributions to shareholders	(228,839,655)	(244,835,872)
Share transactions - net increase (decrease)	(469,842,710)	(390,241,057)
Total increase (decrease) in net assets	(1,559,131,650)	(755,260,890)

Net Assets
Beginning of period	5,791,381,516	6,546,642,406
End of period	$4,232,249,866	$5,791,381,516

Financial Highlights
Fidelity Advisor® New Markets Income Fund Class A

Years ended December 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$14.24	$15.09	$15.07	$14.27	$14.31
Income from Investment Operations
Net investment income (loss) B,C	.621	.575	.649	.748	.054
Net realized and unrealized gain (loss)	(2.796)	(.888)	(.062)	.740	(.043)
Total from investment operations	(2.175)	(.313)	.587	1.488	.011
Distributions from net investment income	(.555)	(.497)	(.556)	(.688)	(.051)
Distributions from net realized gain	-	(.040)	(.011)	-	-
Total distributions	(.555)	(.537)	(.567)	(.688)	(.051)
Net asset value, end of period	$11.51	$14.24	$15.09	$15.07	$14.27
Total Return D,E,F	(15.30)%	(2.09)%	4.19%	10.56%	.07%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.13%	1.12%	1.13%	1.12%	1.15% I
Expenses net of fee waivers, if any	1.13%	1.12%	1.13%	1.12%	1.15% I
Expenses net of all reductions	1.13%	1.12%	1.13%	1.12%	1.14% I
Net investment income (loss)	5.12%	3.93%	4.51%	5.01%	5.58% I
Supplemental Data
Net assets, end of period (000 omitted)	$78,302	$118,896	$136,626	$193,262	$162,757
Portfolio turnover rate J	26%	30%	91%	79% K	60% L

A For the period December 4, 2018 (commencement of sale of shares) through December 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

L The portfolio turnover rate does not include the assets acquired in the merger.

Fidelity Advisor® New Markets Income Fund Class M

Years ended December 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$14.24	$15.10	$15.08	$14.27	$14.31
Income from Investment Operations
Net investment income (loss) B,C	.621	.576	.647	.749	.054
Net realized and unrealized gain (loss)	(2.786)	(.898)	(.059)	.748	(.044)
Total from investment operations	(2.165)	(.322)	.588	1.497	.010
Distributions from net investment income	(.555)	(.498)	(.557)	(.687)	(.050)
Distributions from net realized gain	-	(.040)	(.011)	-	-
Total distributions	(.555)	(.538)	(.568)	(.687)	(.050)
Net asset value, end of period	$11.52	$14.24	$15.10	$15.08	$14.27
Total Return D,E,F	(15.23)%	(2.15)%	4.20%	10.63%	.07%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.13%	1.12%	1.13%	1.13%	1.14% I
Expenses net of fee waivers, if any	1.13%	1.11%	1.13%	1.13%	1.14% I
Expenses net of all reductions	1.13%	1.11%	1.12%	1.13%	1.14% I
Net investment income (loss)	5.11%	3.94%	4.51%	5.01%	5.59% I
Supplemental Data
Net assets, end of period (000 omitted)	$25,747	$38,589	$44,941	$53,609	$55,047
Portfolio turnover rate J	26%	30%	91%	79% K	60% L

A For the period December 4, 2018 (commencement of sale of shares) through December 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the sales charges.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

L The portfolio turnover rate does not include the assets acquired in the merger.

Fidelity Advisor® New Markets Income Fund Class C

Years ended December 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$14.24	$15.09	$15.07	$14.27	$14.31
Income from Investment Operations
Net investment income (loss) B,C	.536	.471	.542	.641	.047
Net realized and unrealized gain (loss)	(2.798)	(.891)	(.063)	.737	(.044)
Total from investment operations	(2.262)	(.420)	.479	1.378	.003
Distributions from net investment income	(.468)	(.390)	(.448)	(.578)	(.043)
Distributions from net realized gain	-	(.040)	(.011)	-	-
Total distributions	(.468)	(.430)	(.459)	(.578)	(.043)
Net asset value, end of period	$11.51	$14.24	$15.09	$15.07	$14.27
Total Return D,E,F	(15.91)%	(2.81)%	3.43%	9.75%	.02%
Ratios to Average Net Assets C,G,H
Expenses before reductions	1.85%	1.86%	1.86%	1.86%	1.86% I
Expenses net of fee waivers, if any	1.85%	1.85%	1.86%	1.86%	1.86% I
Expenses net of all reductions	1.85%	1.85%	1.86%	1.85%	1.86% I
Net investment income (loss)	4.39%	3.20%	3.77%	4.28%	4.88% I
Supplemental Data
Net assets, end of period (000 omitted)	$12,908	$23,000	$44,401	$64,290	$87,713
Portfolio turnover rate J	26%	30%	91%	79% K	60% L

A For the period December 4, 2018 (commencement of sale of shares) through December 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Total returns do not include the effect of the contingent deferred sales charge.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Annualized.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

K Portfolio turnover rate excludes securities received or delivered in-kind.

L The portfolio turnover rate does not include the assets acquired in the merger.

Fidelity® New Markets Income Fund

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$14.24	$15.10	$15.07	$14.27	$16.22
Income from Investment Operations
Net investment income (loss) A,B	.658	.624	.693	.795	.698
Net realized and unrealized gain (loss)	(2.796)	(.899)	(.050)	.738	(1.937)
Total from investment operations	(2.138)	(.275)	.643	1.533	(1.239)
Distributions from net investment income	(.592)	(.545)	(.602)	(.733)	(.667)
Distributions from net realized gain	-	(.040)	(.011)	-	(.044)
Total distributions	(.592)	(.585)	(.613)	(.733)	(.711)
Net asset value, end of period	$11.51	$14.24	$15.10	$15.07	$14.27
Total Return C	(15.04)%	(1.84)%	4.60%	10.89%	(7.78)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.82%	.80%	.81%	.82%	.83%
Expenses net of fee waivers, if any	.82%	.79%	.81%	.82%	.83%
Expenses net of all reductions	.82%	.79%	.80%	.82%	.83%
Net investment income (loss)	5.43%	4.26%	4.83%	5.32%	4.59%
Supplemental Data
Net assets, end of period (000 omitted)	$1,613,198	$2,313,928	$3,430,477	$4,227,156	$4,520,911
Portfolio turnover rate F	26%	30%	91%	79% G	60% H

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

G Portfolio turnover rate excludes securities received or delivered in-kind.

H The portfolio turnover rate does not include the assets acquired in the merger.

Fidelity Advisor® New Markets Income Fund Class I

Years ended December 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$14.25	$15.10	$15.08	$14.27	$14.31
Income from Investment Operations
Net investment income (loss) B,C	.659	.620	.690	.798	.057
Net realized and unrealized gain (loss)	(2.808)	(.890)	(.059)	.743	(.043)
Total from investment operations	(2.149)	(.270)	.631	1.541	.014
Distributions from net investment income	(.591)	(.540)	(.600)	(.731)	(.054)
Distributions from net realized gain	-	(.040)	(.011)	-	-
Total distributions	(.591)	(.580)	(.611)	(.731)	(.054)
Net asset value, end of period	$11.51	$14.25	$15.10	$15.08	$14.27
Total Return D,E	(15.11)%	(1.80)%	4.50%	10.95%	.10%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.83%	.83%	.83%	.83%	.82% H
Expenses net of fee waivers, if any	.83%	.83%	.83%	.82%	.82% H
Expenses net of all reductions	.83%	.83%	.83%	.82%	.82% H
Net investment income (loss)	5.42%	4.22%	4.80%	5.31%	5.90% H
Supplemental Data
Net assets, end of period (000 omitted)	$769,765	$1,148,584	$1,665,050	$2,081,780	$3,727,909
Portfolio turnover rate I	26%	30%	91%	79% J	60% K

A For the period December 4, 2018 (commencement of sale of shares) through December 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

K The portfolio turnover rate does not include the assets acquired in the merger.

Fidelity Advisor® New Markets Income Fund Class Z

Years ended December 31,	2022	2021	2020	2019	2018 A
Selected Per-Share Data
Net asset value, beginning of period	$14.24	$15.10	$15.08	$14.27	$14.31
Income from Investment Operations
Net investment income (loss) B,C	.666	.628	.698	.800	.060
Net realized and unrealized gain (loss)	(2.793)	(.893)	(.057)	.756	(.045)
Total from investment operations	(2.127)	(.265)	.641	1.556	.015
Distributions from net investment income	(.603)	(.555)	(.610)	(.746)	(.055)
Distributions from net realized gain	-	(.040)	(.011)	-	-
Total distributions	(.603)	(.595)	(.621)	(.746)	(.055)
Net asset value, end of period	$11.51	$14.24	$15.10	$15.08	$14.27
Total Return D,E	(14.96)%	(1.77)%	4.61%	11.06%	.10%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.73%	.72%	.73%	.73%	.74% H
Expenses net of fee waivers, if any	.73%	.72%	.73%	.73%	.74% H
Expenses net of all reductions	.73%	.72%	.73%	.73%	.74% H
Net investment income (loss)	5.52%	4.33%	4.91%	5.40%	5.97% H
Supplemental Data
Net assets, end of period (000 omitted)	$1,732,330	$2,148,384	$1,225,147	$1,523,041	$2,878
Portfolio turnover rate I	26%	30%	91%	79% J	60% K

A For the period December 4, 2018 (commencement of sale of shares) through December 31, 2018.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total returns for periods of less than one year are not annualized.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Annualized.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

K The portfolio turnover rate does not include the assets acquired in the merger.

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
Fidelity New Markets Income Fund (the Fund) is a non-diversified fund of Fidelity Summer Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, New Markets Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, market discount, capital loss carryforwards and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$65,786,447
Gross unrealized depreciation	(1,260,088,866)
Net unrealized appreciation (depreciation)	$(1,194,302,419)
Tax Cost	$5,362,647,585

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(1,050,159,173)
Net unrealized appreciation (depreciation) on securities and other investments	$(1,194,259,840)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(254,753,194)
Long-term	(795,405,979)
Total capital loss carryforward	$(1,050,159,173)

Due to large redemptions in a prior period, approximately $575,859,075 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $109,332,545 of those capital losses per year to offset capital gains. Additionally, the Fund is subject to an annual limit on its use of some of its unrealized capital losses to offset capital gains in future periods. If those losses are realized and the limitation prevents the Fund from using any of those losses in a future period, those capital losses will be available to offset capital gains in subsequent periods.

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$ 228,839,655	$ 227,620,231
Long-term Capital Gains	-	17,215,641
Total	$ 228,839,655	$ 244,835,872

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity New Markets Income Fund	1,032,754,815	1,320,668,371
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .65% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	%	.25%	$233,534	$2,159
Class M	%	.25%	73,874	237
Class C	.75%	.25%	163,799	3,004
			$471,207	$5,400

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$1,618
Class M	600
Class C A	44
$2,262

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$185,608.20
Class M	59,833.20
Class C	28,191.17
Fidelity New Markets Income Fund	2,546,009.14
Class I	1,300,619.15
Class Z	925,199.05
	$5,045,459
Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity New Markets Income Fund	.02

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act.   Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity New Markets Income Fund	$8,712
7. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $3,207.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $86,870.

8. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
Fidelity New Markets Income Fund
Distributions to shareholders
Class A	$4,248,201	$4,694,469
Class M	1,339,887	1,533,896
Class C	618,004	962,511
Fidelity New Markets Income Fund	88,479,584	119,678,897
Class I	41,747,477	55,182,528
Class Z	92,406,502	62,783,571
Total	$228,839,655	$244,835,872
9. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
Fidelity New Markets Income Fund
Class A
Shares sold	591,073	1,246,248	$7,300,290	$18,278,571
Reinvestment of distributions	345,079	306,991	4,099,396	4,472,610
Shares redeemed	(2,481,382)	(2,256,378)	(29,869,528)	(32,945,485)
Net increase (decrease)	(1,545,230)	(703,139)	$(18,469,842)	$(10,194,304)
Class M
Shares sold	115,764	218,733	$1,419,990	$3,211,359
Reinvestment of distributions	107,226	96,463	1,273,571	1,405,975
Shares redeemed	(696,377)	(582,447)	(8,560,601)	(8,521,446)
Net increase (decrease)	(473,387)	(267,251)	$(5,867,040)	$(3,904,112)
Class C
Shares sold	29,717	49,454	$352,288	$725,658
Reinvestment of distributions	51,370	64,933	611,425	947,843
Shares redeemed	(574,893)	(1,440,747)	(6,993,345)	(21,144,225)
Net increase (decrease)	(493,806)	(1,326,360)	$(6,029,632)	$(19,470,724)
Fidelity New Markets Income Fund
Shares sold	10,866,723	41,460,398	$130,733,436	$607,919,848
Reinvestment of distributions	6,458,932	7,199,371	76,787,954	105,029,522
Shares redeemed	(39,674,593)	(113,413,966)	(480,538,182)	(1,666,698,190)
Net increase (decrease)	(22,348,938)	(64,754,197)	$(273,016,792)	$(953,748,820)
Class I
Shares sold	11,069,631	21,843,778	$133,449,712	$319,323,695
Reinvestment of distributions	3,415,651	3,677,368	40,686,129	53,608,984
Shares redeemed	(28,254,755)	(55,169,703)	(347,139,307)	(804,247,172)
Net increase (decrease)	(13,769,473)	(29,648,557)	$(173,003,466)	$(431,314,493)
Class Z
Shares sold	45,004,654	102,739,743	$560,436,966	$1,511,525,229
Reinvestment of distributions	6,100,146	1,918,186	72,079,274	27,704,401
Shares redeemed	(51,477,102)	(34,967,406)	(625,972,178)	(510,838,234)
Net increase (decrease)	(372,302)	69,690,523	$6,544,062	$1,028,391,396
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Core Income Fund
Fidelity New Markets Income Fund	26%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity New Markets Income Fund	27%

11. Credit Risk.
The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Summer Street Trust and Shareholders of Fidelity New Markets Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity New Markets Income Fund (one of the funds constituting Fidelity Summer Street Trust, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America .
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB .
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud .
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion .
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
Fidelity® New Markets Income Fund
Class A	1.12%
Actual		$ 1,000	$ 1,034.80	$ 5.74
Hypothetical- B		$ 1,000	$ 1,019.56	$ 5.70
Class M	1.13%
Actual		$ 1,000	$ 1,034.80	$ 5.80
Hypothetical- B		$ 1,000	$ 1,019.51	$ 5.75
Class C	1.82%
Actual		$ 1,000	$ 1,031.10	$ 9.32
Hypothetical- B		$ 1,000	$ 1,016.03	$ 9.25
Fidelity® New Markets Income Fund	.82%
Actual		$ 1,000	$ 1,036.40	$ 4.21
Hypothetical- B		$ 1,000	$ 1,021.07	$ 4.18
Class I	.82%
Actual		$ 1,000	$ 1,036.40	$ 4.21
Hypothetical- B		$ 1,000	$ 1,021.07	$ 4.18
Class Z	.73%
Actual		$ 1,000	$ 1,036.90	$ 3.75
Hypothetical- B		$ 1,000	$ 1,021.53	$ 3.72

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
A total of 0.65% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund designates $227,620,910 of distributions paid in the calendar year 2021 as qualifying to be taxed as section 163(j) interest dividends.
The fund will notify shareholders in January 2023 of amounts for use in preparing 2022 income tax returns.

1.540082.125
NMI-ANN-0323

Item 2.

Code of Ethics

As of the end of the period, December 31, 2022, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity New Markets Income Fund (the “Fund”):

Services Billed by PwC

December 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity New Markets Income Fund	$75,600	$6,300	$9,300	$2,200

December 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity New Markets Income Fund	$73,500	$6,800	$17,200	$2,200

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2022A	December 31, 2021A
Audit-Related Fees	$7,914,600	$8,522,600
Tax Fees	$1,000	$354,200
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2022A	December 31, 2021A
PwC	$12,900,800	$14,145,700

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 21, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 21, 2023